UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2018

Alder BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36431	90-0134860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11804 North Creek Parkway South Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

(425) 205-2900

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

As previously announced, on February 1, 2018, Alder BioPharmaceuticals, Inc. (“Alder”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among Alder and Goldman Sachs & Co. LLC, Leerink Partners LLC and Wells Fargo Securities, LLC as representatives of the underwriters listed in Schedule 1 thereto (the “Underwriters”), relating to the issuance and sale of $250.0 million aggregate principal amount of 2.50% convertible senior notes due 2025 (such notes, the “Notes”). Pursuant to the Underwriting Agreement, Alder granted the Underwriters a 30-day option to purchase up to an additional $37.5 million aggregate principal amount of Notes, solely to cover over-allotments (the “Over-Allotment Option”). On February 13, 2018, Alder announced that the Underwriters exercised the Over-Allotment Option in full.

On February 13, 2018, Alder completed the offering and sale of an additional $37.5 million aggregate principal amount of Notes (the “Additional Notes”) pursuant to the Underwriters’ exercise in full of the Over-Allotment Option. Alder issued the Additional Notes under an indenture, dated as of February 1, 2018 (the “Base Indenture”), between Alder and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of February 1, 2018 (the “Supplemental Indenture”), between Alder and the Trustee. The material terms of the Additional Notes are identical to the material terms of the $250.0 million aggregate principal amount of Notes issued and sold by Alder on February 1, 2018, as described in Item 1.01 of the Current Report on Form 8-K filed by Alder on that date, which is incorporated herein by reference.

The foregoing is not a complete description of the Additional Notes. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture, which were filed as Exhibit 4.1 and Exhibit 4.2, respectively, to Alder’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2018, each of which is incorporated herein by reference. A form of Additional Note is included in the Supplemental Indenture. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the Additional Notes is attached as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alder BioPharmaceuticals, Inc.

Dated: February 13, 2018	By:	/s/ James B. Bucher
James B. Bucher
Senior Vice President and General Counsel